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                                                                    Exhibit 99.2



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
         AS ADOPTED UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




This Certification is to accompany the Quarterly Report of Base Ten Systems, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the "Report").

         I, Kenneth W. Riley, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  Kenneth W. Riley


Kenneth W. Riley
Chief Financial Officer
August 13, 2002





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